Exhibit 99.3
 FINANCIAL HIGHLIGHTS AS OF JUNE 30, 2022  Maturity Schedule  Capitalization Table  93% of Debt Maturities have a Fixed Weighted Average Rate @ 4%  7% of Debt Maturities are Floating @ SOFR + 165 bps  $1.26 - $1.36  2022 AFFO per share Guidance  $540M  Gross Real Estate Value  35%+  Discount to Consensus Target Price  $1.15  Annual Per Share Dividend  (Paid Monthly)  $65M  Purchasing Power  From Revolver and Cash

MODIV

EARNINGS PRESENTATION

Q2 2022



DISCLOSURE

Certain statements contained in this presentation and the accompanying oral presentation, other than historical facts, may be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our beliefs, assumptions and expectations of the future performance of the Company and the Company's shares, taking into account information currently available to us as of the date of this presentation. In some cases, you can identify forward-looking statements by terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "should" and "would" or the negative of these terms or other comparable terminology. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the COVID-19 pandemic and its related impacts on us and our tenants, general economic conditions, including but not limited to impacts of the Russian war against Ukraine, supply-chain disruptions, increases in the rate of inflation and interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these acquisitions. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled "Risk Factors" in the Modiv Inc.'s (the "Company") Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission (the "SEC") on March 23, 2022 and the Company's Quarterly Report for the quarter ended March 31, 2022 filed with the SEC on May 16, 2022. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the Company's filings with the SEC. Additionally, we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

Statements contained herein are made as of the date of this presentation unless stated otherwise, and this presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof, except as required by law.

This presentation may contain trade names, trademarks or service marks of other companies. The Company does not intend the use or display of other parties' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, these other parties.

INVESTMENT HIGHLIGHTS

MODIV

Modiv is a Net Lease REIT Built for Intelligent Growth

- ☑ Proactive Investment Strategy Focused on Value Creation and AFFO Growth
- ☑ Diversified and Reliable Real Estate Portfolio Supports Our Monthly Dividend
- ☑ Balance Sheet Strength and Flexibility Allows us to Fund Future Growth Initiatives
- ☑ Disciplined Underwriting Process and a Proven Ability to Source Accretive Acquisitions
- ☑ Experienced Leadership Team with a History of Execution and Transformation

REAL ESTATE HIGHLIGHTS AS OF JUNE 30, 2022

MODIV

43	$34.1M	10.5	72%	2%
Properties	Million of Annualized Base Rent(1)	Weighted Average Lease Term(2)	Contractual Rental Increases(1)	Average Annual Portfolio Rental Bumps(1)

Geographic Diversification



Industrial
Retail
Office

Property Diversification



Retail 19%
Industrial 48%
Office 33%

Industry Diversification



Consumer Durables and Apparel 3%
Consumer Services 3%
Hotel & Restaurant 2%
Energy 2%
Government 1%
Manufacturing 20%
Pharmaceuticals, Biotechnology & Life Sciences 3%
Commercial & Professional Services 5%
Automobile & Components 12%
Materials 5%
Defense 6%
General Retailers 11%
Technology Hardware & Equipment 6%
Food, Beverage & Tobacco 6%
Transportation 7%
Health Care Equipment & Services 8%

Top Tenants [3]

% based on ABR

KIA	Lindsay Precast	Sutter Health	Costco Wholesale	AvAir	3M	Taylor Farms
11.6% (NR)	11.0% (NR)	7.6% (S&P A)	6.8% (S&P A+)	6.7% (NR)	5.3% (S&P A+)	4..8% (NR)

(1) Annual Base Rent ("ABR"). is calculated based on contractual rent due over the next 12 months and "Contractual Rent Increases" shown above reflects the portion of our portfolio that includes percentage rent increases, which are calculated on the prior 12 months base rent. (2) WALT is calculated based on remaining lease term in years multiplied by the percentage of ABR of each lease. (3) Investment grade rating on long-term debt is determined by a nationally recognized statistical rating agency. Modiv is not affiliated with, associated with, or a sponsor of any of the businesses pictured or mentioned above. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies.

FINANCIAL HIGHLIGHTS AS OF JUNE 30, 2022

MODIV

$540M
Gross Real Estate Value

$1.26 - $1.36
2022 AFFO per share Guidance

35%+
Discount to Consensus Target Price

$1.15
Annual Per Share Dividend (Paid Monthly)

$65M
Purchasing Power From Revolver and Cash

Capitalization Table



Mortgage Debt 10%
Revolver 1%
Preferred Equity 12%
Implied Equity 42%
Total $433M
Term Loan 35%

Maturity Schedule

- 93% of Debt Maturities have a Fixed Weighted Average Rate @ 4%
- 7% of Debt Maturities are Floating @ SOFR + 165 bps



$0.0
$0.0
$13.5
$0.0
$0.0
$157.0
$0.0
$12.4
$18.8
$0.0
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031+
Mortgage Debt
Term Loan
Revolver

DISCIPLINED EXECUTION

MODIV

Modiv's Strategic Portfolio Evolution Is Well Underway

Prior Portfolio

(As of September 30, 2021)

Properties: 38

Annual Base Rent: $28.8M [1]

Contractual Rent Increases: 68% [1]

WALT: 5.6 Years [2]

Property Type
% based on ABR



Retail 9%
Industrial 41%
Office 50%

Current Portfolio

(As of August 10, 2022)

Properties: 48

Annual Base Rent: $35.6M [1]

Contractual Rent Increases: 75% [1]

WALT: 11.6 Years [2]

Property Type
% based on ABR



Retail 19%
Industrial 51%
Office 30%

(1) Percentages based on Annual Base Rent ("ABR"). ABR is calculated based on contractual rent due over the next 12 months and the percentages for 'Contractual Rent Increases' shown above reflect the portion of our portfolio that includes percentage rent increases, which are calculated as a percentage of the prior 12 months base rent. (2) WALT is calculated based on remaining lease term in years multiplied by the percentage of ABR attributable to each lease.

RECENT ACQUISITIONS

Strategic Acquisitions in Industrial Manufacturing



PRODUCTO

Producto

- Precision manufacturer in the medical, semiconductor, aerospace and defense markets
- Two properties located in upstate New York
- Funded the purchase and related closing costs with a $5,000,000 draw on the Company's Credit Facility and available cash on hand.

July 2022 Acquisition Date	**$5.3M** Purchase Price	**71,848** Square Feet
20 Years Lease Term	**7.21%** Going In Cap Rate(1)	**2.00%** Annual Escalations



Valtir

- Industry-leading manufacturer of commercial highway products with a 49-year operating history
- Two property portfolios located in South Carolina, Ohio, Texas and Utah
- Funded the purchase and related closing costs with a $23,000,000 draw on the Company's Credit Facility and available cash on hand

August 2022 Acquisition Date	**$23.3M** Purchase Price	**257,031** Square Feet
25/15 Years Lease Term	**7.70%** Going In Cap Rate(1)	**2.25%** Annual Escalations

(1) The cap rate is calculated as the NTM NOI divided by the purchase price. For triple-net leases, annual NOI is equal to annual rent.

EXPERIENCED MANAGEMENT TEAM

MODIV

Best-in-class Management Team with Real Estate, Public Company, and Capital Markets Experience



Aaron Halfacre | President & Chief Executive Officer

- Chief Executive Officer of Modiv Inc. since 2019
- Former President and Chief Investment Officer of Campus Crest Communities, Inc., a student housing REIT, from 2014-2016
- Former Senior Vice President and Head of Strategic Relations at Cole Real Estate Investments, Inc. from 2012-2014



Ray Pacini | Chief Financial Officer

- Chief Financial Officer of Modiv Inc. since 2018
- Prior Board member and Audit Committee Chair of Cadiz, Inc. from 2005 - 2019
- Former Chief Executive Officer and a Director of California Coastal Communities, Inc. from 1998-2011



Bill Broms | Chief Investment Officer

- Chief Investment Officer of Modiv Inc. since 2020; Senior Managing Director-Acquisitions from 2018-2020
- Founder and Chief Executive Officer of Realty Dividend, LLC from 2014-2018
- Former Senior Director of Acquisitions at Cole Real Estate Investments, Inc. from 2010-2014 and at Realty Income Corp. (NYSE: O). from 2007-2010



David Collins | Chief Property Officer

- Chief Property Officer at Modiv Inc. since 2020
- Former Executive Vice President of Portfolio Management at InvenTrust Properties, Inc from 2014-2018
- Former Senior Vice President of Asset Management at VEREIT, Inc. (NYSE: VER)



John Raney | Chief Legal Officer

- Chief Legal Officer at Modiv Inc. since 2020
- Former Partner, Massumi + Consoli, LLP
- Former Counsel at O' Melveny & Myers LLP from 2015-2018
- Former Associate at Latham & Watkins LLP from 2008-2015



Sandra G. Sciutto | Chief Accounting Officer

- Chief Accounting Officer of Modiv Inc. since 2018
- Former Chief Financial Officer for Professional Real Estate Services Inc. from 2016-2018
- Former Chief Financial Officer and investment committee member for Shopoff Realty Investments, L.P. from 2012-2016

INDEPENDENT BOARD OF DIRECTORS

MODIV

Seasoned Board of Directors with Deep and Diverse Experience

- Specifically Nominated to Help Guide Modiv's Transformation
- Invaluable Industry and Company Experience
- Vast Working Knowledge and Networks
- Focused on Ethics and Integrity
- Detailed, Disciplined and Pragmatic
- Procedurally Efficient and Effective

							
	Adam Markman Chairman of the Board	Kimberly Smith	Thomas Nolan, Jr.	Asma Ishaq	Curtis McWilliams	Connie Tirondola	Raymond Wirta Board Observer
Extensive Experience In:	- REITs - Transformations - NTR Portfolios - Best Practices	- REIT Law - Corp Gov - SEC Matters - Board Practices	- Turnarounds - Net Lease - M&A - Public Boards	- Private Equity - Business Development - Branding - ESG	- Corp Gov - IPOs - REITs - Net Lease	- Real Estate Accounting - Valuations - Finance - Acquisitions	- M&A - Real Estate - Leadership - Board Practices
Worked at:	- Equity Commonwealth - Green Street Advisors - EY/Kenneth Leventhal	- Prudential Financial - Cole Real Estate - AEGON & ING	- Spirit Realty Capital - GGP - AEW	- MODERE - Jusuru - BlackRock	- Trustreet Properties - CNL - Merrill Lynch	- CITCO - CBRE - BlackRock	- Irvine Company - CBRE - Koll Group

CASE STUDY: OFF-MARKET ACQUISITIONS

MODIV

We Have a Proven Ability to Source True Off-Market Opportunities


KIA
KIA of Carson

Kia of Carson

- KIA of Cason is highly profitable and one of top 3 Kia dealerships in the country
- Prominent frontage along Interstate 405
- Sale and leaseback in conjunction with highly accretive OP unit transaction

January 2022 Acquisition Date	**$69.3M** Purchase Price	**72,623** Square Feet
25 Years Lease Term	**5.70%** Going In Cap Rate(1)	**2.0%** Annual Escalations



Kalera

- Kalera is a leader in the emerging low-water, low-energy vertical farming industry
- Well-positioned within the Minneapolis-St Paul metro area, just minutes away from MSP International Airport
- Over $3M in Kalera-financed capital improvements to the asset to establish this location as a primary growing facility

January 2022 Acquisition Date	**$8.1M** Purchase Price	**78,587** Square Feet
20 Years Lease Term	**7.00%** Going In Cap Rate(1)	**2.5%** Annual Escalations

(1) The cap rate is calculated as the NTM NOI divided by the purchase price. For triple-net leases, annual NOI is equal to annual rent.

CASE STUDY: RELATIONSHIP DRIVEN ACQUISITIONS

MODIV

We Have Built Strong Relationships With Private Equity Sponsors



Arrow Tru-Line

- Established garage door hardware components manufacturing company
- Company has been operating since 1970, and this property is adjacent to its corporate offices
- Sale and leaseback in conjunction with acquisition of the company by a private equity firm

December 2021 Acquisition Date	**$11.5M** Purchase Price	**206,115** Square Feet
20 Years Lease Term	**6.65%** Going In Cap Rate[1]	**2.0%** Annual Escalations



Lindsay PreCast

- Lindsay PreCast is an industry-leading precast concrete manufacturer and steel fabricator with a 60-year operating history
- We acquired a portfolio of eight properties located in five states: Colorado (3), Ohio (2), North Carolina, South Carolina and Florida
- Sale and leaseback transaction was financed with a $44.0 million draw on our KeyBank credit facility and available cash on hand

April 2022 Acquisition Date	**$56.2M** Purchase Price	**599,316** Square Feet
25 Years Lease Term	**6.65%** Going In Cap Rate[1]	**2.0%** Annual Escalations

(1) The cap rate is calculated as the NTM NOI divided by the purchase price. For triple-net leases, annual NOI is equal to annual rent.

CASE STUDY: 3M LEASE RENEWAL

MODIV

Pragmatic Approach to Leasing and Execution

- Originally developed in 2007 as a build-to-suit industrial property for 3M in DeKalb, IL, this Class A distribution center features approximately 396,000 square feet of warehouse space and 14,000 square feet of office space
- Located on the western edge of the greater Chicago MSA in DeKalb, IL, this property represents a critical component of 3M's three-building global distribution hub
- Utilized best-in-class real estate technology to understand the tenant's continued strong occupancy throughout the COVID-19 pandemic
- Employed a patient and disciplined approach and waited for the tenant to initiate lease extension negotiations
- Effective October 2021, 3M extended their lease through 2034 with annual rent increases


3M

2018
Purchase Year

A+
Credit Rating

410K
Square Feet

$1.5M
ABR

12.2 Yrs
Remaining Lease Term

1.25%
Annual Rent Escalations

CASE STUDY: DANA INCORPORATED DISPOSITION

MODIV

Discipline and Data are Critical in Executing Opportunistic Transactions

- Industrial asset located within the Austin, TX MSA that was purchased in December 2016 for $9.1M by the legacy management team
- Building was leased to Dana Incorporated ("Dana"), a leading supplier of fully integrated drivetrain and electrified propulsion systems for all passenger vehicles
- Dana vacated the space in 2019 due to the closure of its primary line of business operating out of the asset
- Management employed a proactive asset level management approach to opportunistically negotiate an early termination of their lease resulting in (1) continued monthly rent payments ($65K) through July 2022 (previous July 2024) and (2) early termination fee ($1.4M)
- Sold the property in July 2021 for $10.0M or $220 per square foot, plus the termination fee; Modiv will continue to collect payments through revised lease term


Cedar Park Technology Center


Purchased Asset for $9.1M
Dana vacates the asset
Negotiate favorable modified lease terms & $1.4M termination fee
Sold asset for $10.0M
2016
2019
2020
2021

STRONG BANKING SUPPORT

MODIV

Modiv has Developed a Cadre of Strategic Banking Relationships

Research Coverage

B. RILEY Financial (Bryan Maher) — **$24** Target Price

EF Hutton (Gaurav Mehta) — **$23** Target Price

Colliers Securities (Barry Oxford) — **$22** Target Price

ATM

- BMO Capital Markets
- BAIRD
- TRUIST
- B. RILEY Financial
- LADENBURG THALMANN
- Janney
- EF Hutton
- Colliers Securities
- Huntington

MODIVATED

MODIV

www.modiv.com | 888.686.6348

120 Newport Center Drive | Newport Beach, CA 92660